UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 19, 2001


                     FLORIDINO'S INTERNATIONAL HOLDINGS INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


             FLORIDA                                      59-3479186
          -------------                                ---------------
   (State or other jurisdiction                       (I.R.S. Employer
 of incorporation or organization)                   Identification No.)


      3560 Cypress Gardens Road

        Winter Haven, Florida                             33884
 ----------------------------------                       -----
 (Address of principal executive offices)               (Zip Code)


   Registrant's telephone number                     (941) 326-1006
                                                     --------------



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Item 6.  Resignations of Registrant's Directors

          On January 19, 2001, George Pirgousis resigned his position as a director of the Registrant. Mr. Pirgousis' resignation was for personal reasons and was not the result of any disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

         As of the date of this report, the Board of Directors of the Registrant has not made any determination to fill the vacancy on the Board of Directors which has been caused by Mr. Pirgousis' resignation.





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                                   SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  Floridino's International Holdings, Inc.
                                  ----------------------------------------
                                  (Registrant)



Dated: January 22, 2001           By:/s/ William Keeler
                                        ---------------------------------------
                                         William Keeler, Chief Executive Officer

















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